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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549
                                ----------------

                                    Form 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

               DATE OF EARLIEST EVENT REPORTED: February 18, 2003


                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER 1-13167

               TEXAS                                    74-1611874
  (State or other jurisdiction of          (I.R.S. Employer Identification No.)
  incorporation or organization)

    15835 Park Ten Place Drive                             77084
          Houston, Texas                                (Zip Code)
(Address of principal executive offices)

        Registrant's telephone number, including area code: 281-749-7800
                                       N/A
         (Former name or former address, if changed since last report.)
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ITEM 7. EXHIBITS


EXHIBIT 99.1    CONTRACT STATUS SUMMARY AT FEBRUARY 18, 2003


ITEM 9.    REGULATION FD DISCLOSURE


     The ATWOOD EAGLE has completed its tow to Angola and is currently making final preparations to commence drilling operations for ESSO Exploration Angola (Block 15) Limited ("ESSO"). The contract with ESSO has been formalized and will provide for a dayrate of around $86,000 which will also include approximately $3.1 million in payment for mobilization and incidental expenses. The rig should commence dayrate revenue around late February or early March 2003.

     Additional information with respect to the Company's Contract Status Summary at February 18, 2003 is attached hereto as Exhibit 99.1 which is being furnished in accordance with Rule 101 (e)(1) under Regulation FD and should not be deemed to be filed.

     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors; the Company's dependence on the oil and gas industry; the risks involved the construction of a rig; competition; operating risks; risks involved in foreign operations; risks associated with possible disruption in operations due to terrorism; risks associated with a possible disruption in operations due to a war with Iraq; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company' annual report on Form 10-K for the year ended September 30, 2002, filed with the Securities and Exchange Commission.


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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  ATWOOD OCEANICS, INC.
                                                  (Registrant)



                                                  /s/ James M. Holland
                                                  James M. Holland
                                                  Senior Vice President

                                                  DATE:    February 18, 2003



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                                  EXHIBIT INDEX


EXHIBIT NO.                        DESCRIPTION

99.1             Contract Status Summary at February 18, 2003


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                                                            EXHIBIT 99.1
                                               ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                                                      CONTRACT STATUS SUMMARY
                                                        AT FEBRUARY 18, 2003

   NAME OF RIG               LOCATION         CUSTOMER                  CONTRACT STATUS
------------------           ---------        ----------------          ----------------------
SEMISUBMERSIBLES -
ATWOOD FALCON                 AUSTRALIA      WOODSIDE ENERGY LTD.       The rig is drilling its fourth well of a
                                             ("WOODSIDE")               contract with Woodside on assignment to BHP
                                                                        Billiton. Woodside has exercised one further
                                                                        option well (the fifth well of the contract)
                                                                        which should extend the rig's work in
                                                                        Australia until March/April 2003.  The
                                                                        current contract contains an additional one
                                                                        well option.

ATWOOD HUNTER                 EGYPT          APACHE MEDITERRANEAN       The rig finished drilling one well for German
                                             CORPORATION LDC            Oil on February 6, 2003 and immediately
                                             ("APACHE")                 commenced one well for Apache, which could
                                                                        take 60 to 75 days to complete. Contract
                                                                        opportunities for additional work following
                                                                        completion of the Apache well are being
                                                                        pursued in the Mediterranean Area.

ATWOOD EAGLE                 ANGOLA          ESSO EXPLORATION ANGOLA    The Company has executed a contract with ESSO
                                             (BLOCK 15) LIMITED         for the use of the rig to drill three firm
                                             ("ESSO")                   wells, plus options for four additional
                                                                        wells, off the coast of Angola.  The rig
                                                                        arrived Angola on February 18, 2003 and
                                                                        should commence dayrate revenues around late
                                                                        February or early March 2003.  The drilling
                                                                        program could extend 6 to 12 months depending
                                                                        on the number of options exercised.

SEAHAWK                      MALAYSIA        EXXONMOBIL EXPLORATION &   The rig's current contract terminates in
                                             PRODUCTION MALAYSIA INC.   December 2003, with an option for the
                                                                        Operator to extend.



ATWOOD SOUTHERN CROSS      MEDITERRANEAN     ENI S.P.A. - AGIP          The rig commenced a two-well contract for
                               SEA           DIVISION ("AGIP")          AGIP in Italy in early December 2002, with
                                                                        the work expected to take three to five
                                                                        months to complete.

SEASCOUT                    UNITED STATES                               The SEASCOUT was purchased in December 2000
                            GULF OF MEXICO                              for future conversion to a tender-assist
                                                                        unit, similar to the SEAHAWK, once an
                                                                        acceptable contract opportunity is secured.
CANTILEVER JACK-UPS -
VICKSBURG                     MALAYSIA      EXXONMOBIL EXPLORATION      In early October 2002, the rig commenced a
                                            AND PRODUCTION MALAYSIA     two-year drilling program (with an option by
                                            INC. ("EMEPMI")             EMEPMI for one additional year), with EMEPMI
                                                                        having the right to terminate the drilling
                                                                        program after one year at any time with a 120
                                                                        days notice period.

ATWOOD BEACON                UNDER                                      The Company expects the construction of this
                           CONSTRUCTION                                 ultra-premium jack-up drilling unit to be
                                                                        completed by May/June 2003.
SUBMERSIBLE -
RICHMOND                   UNITED STATES     BURLINGTON RESOURCES OIL   The rig is currently drilling one well for
                           GULF OF MEXICO    & GAS COMPANY              Burlington, with an estimated completion date
                                             ("BURLINGTON")             in February/March 2003.  Immediately upon
                                                                        completion of its current contract, the rig
                                                                        will commence a three-firm wells, plus
                                                                        four-option wells contract for Ocean Energy,
                                                                        Inc.   The three firm wells have an estimated
                                                                        duration of 90 to 120 days.  The contract
                                                                        contains a 30-day early termination provision.
MODULAR PLATFORMS -
GOODWYN 'A' /NORTH          AUSTRALIA        WOODSIDE ENERGY LTD.       There is currently an indefinite planned
RANKIN 'A'                                                              break in drilling activity for the two
                                                                        client-owned rigs managed by the Company.
                                                                        The Company is involved in maintenance of the
                                                                        two rigs for future drilling programs.

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